SUPPLEMENT DATED JANUARY 16, 1997
                   TO PROSPECTUS DATED DECEMBER 31, 1996 FOR

                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


Variable
APPRECIABLE
LIFE [R]___________
INSURANCE CONTRACTS


The purpose of this supplement is to correct the date which appears at the last line of the independent auditors' report on page B-17. The date should read, "March 1, 1996, except for Note 12, as to which the date is December 24, 1996."








PVAL-1SUP Ed 1-97
Catalog No. 64M9363